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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  JUNE 26, 1996



                          GELTEX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-26872                  04-3136767
(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)              Identification No.)



                303 BEAR HILL ROAD, WALTHAM, MASSACHUSETTS 02154
              (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                 (617) 290-5888



                                   Page 1 of 5
                         Exhibit Index Appears on Page 4



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ITEM 5.   OTHER EVENTS.
          ------------

        On June 26, 1996, GelTex Pharmaceuticals, Inc. ("GelTex"), announced that it has received notice from Ono Pharmaceutical Co., Ltd., of Osaka, Japan, that it has terminated its agreement to develop CholestaGel[Registered Trademark] non-absorbed cholesterol reducer for sale in Japan, China, Korea and Taiwan. GelTex also announced that it has initiated a multi-center dose refinement, Phase IIb clinical trial with CholestaGel in the United States. GelTex hereby incorporates by reference the contents of its press release dated June 26, 1996, filed as Exhibit 99.1 to this report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 28, 1996              GELTEX PHARMACEUTICALS, INC.

                                  By:  /s/ Mark Skaletsky
                                       ------------------
                                       Mark Skaletsky
                                       President and Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT                                                             SEQUENTIAL
  NO.               DESCRIPTION                                      PAGE NO.
- -------             -----------                                      --------

99.1      Press release dated June 26, 1996.  Filed herewith.           5


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